Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 12 — Commitments and Contingencies
Legal Proceedings
The Company is party to ordinary and routine litigation incidental to our business. On a case-by-case
basis, the Company engages inside and outside counsel to assess the probability of potential liability resulting from such litigation. After making such assessments, the Company makes an accrual for the estimated loss only when the loss is probable, and an amount can be reasonably estimated.
As of December 31, 2021, there is no material litigation, arbitration or governmental proceeding currently pending or to Astra’s knowledge, threatened against us or any members of Astra’s management team in their capacity as such that could have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations, or Consolidated Statements of Cash Flows. See Note 18 — Subsequent Events for litigation proceedings in which the Company is a party that were commenced after December 31, 2021.
Purchase Commitments
On May 25, 2021, the Company entered a contract with a supplier to purchase components. The Company is obligated to purchase $22.5 million of components over 60 months. The Company may terminate the supply agreement by paying 50% of the remaining purchase commitment at any point during the contract term. The Company made total purchases of $0.4 million during the year ended December 31, 2021.